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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

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                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):  May 1, 1998



                                JAVA CENTRALE, INC.
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                (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


                California              34-0-23936          68-0268780
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      (STATE OF OTHER JURISDICTION     (COMMISSION        (IRS EMPLOYER
            OF INCORPORATION)           FILE NUMBER)    IDENTIFICATION NO.)

1610 Arden Way, Suite 145, Sacramento, California           95815
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)

Company's telephone number, including area code: (916) 568-2310
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           (FORMER NAME OR FORMER ADDRESS,  IF CHANGED SINCE LAST REPORT.)

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ITEM 4.   CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

     On April 27, 1998, the Company notified Grant Thornton, LLP ("GT") that they were dismissed as the Company's independent auditor and the Company appointed Burnett Umphress & Company ("Burnett") its independent accountant and Burnett accepted such appointment.

     The Company and GT have not, in connection with the audit of the Company's financial statements for each of the prior two years ended March 31, 1997 and 1996 or for any subsequent interim period prior to and including April 27, 1998, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to GT's satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its reports.

     The reports of GT on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that the report of GT on the Company's financial statements for the year ended March 31, 1997 included an explanatory paragraph relating to an uncertainty about the Company's ability to continue as a going concern.

     The decision to change accountants was approved by the Company's board of directors.

     The Company had no relationship with Burnett required to be reported pursuant to Regulation S-K item 304(a)(2) during the two fiscal periods ended March 31, 1997 and 1996, or the subsequent interim period prior to and including March 31, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          16.1 Letter from GT regarding its concurrence with the Company's statement regarding change of accountants.

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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              JAVA CENTRALE, INC.
                         ----------------------------
                                 (Company)


Date:  May 1, 1998



                                   By:  /s/  JEFFREY W. DUDLEY
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                                        Jeffrey W. Dudley
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)